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As filed with the Securities and Exchange Commission on April 25, 2003

_____________________________________________________________________________________________

Registration No. 33-19765

811-04183

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

------------------------------

FORM N-4

POST-EFFECTIVE AMENDMENT NO. 11

TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

AND

AMENDMENT NO. 27

TO

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

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SUN LIFE (N.Y.) VARIABLE ACCOUNT B

(Exact Name of Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Name of Depositor)

122 East 42nd Street, Suite 1900

New York, New York 10017

(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (212) 983-6352

Edward M. Shea, Assistant Vice President and Senior Counsel

c/o Sun Life Assurance Company of Canada (U.S.)

112 Worcester Street Wellesley Hills, Massachusetts 02481

(Name and Address of Agent for Service)

Copies of Communications to:

Joan Boros, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W.

Suite 400 East

Washington, D.C. 20007

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Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

     [  ] Immediately upon filing pursuant to paragraph (b) of Rule 485.

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     [X] On May 1, 2003 pursuant to paragraph (b) of Rule 485.

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     [  ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

     [  ] On (date) pursuant to paragraph (a)(1) of Rule 485. If appropriate, check the following box:

     [  ] This post-effective amendment designates a new effective date for previously filed post-effective amendment. Title of securities being registered: Units of interest in Separate Account under variable annuity contracts.

PART A

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PROSPECTUS

MAY 1, 2003

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COMPASS 3

Sun Life Insurance and Annuity Company of New York ("we" or the "Company") and Sun Life (N.Y.) Variable Account B (the ''Variable Account'') offer the individual flexible payment deferred annuity contracts described in this Prospectus (the ''Contracts'').

You may choose among seven variable investment options and a fixed account option. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following series of the MFS/Sun Life Series Trust (the ''Series Fund''), a mutual fund advised by our affiliate, Massachusetts Financial Services Company:

Money Market Series	Global Governments Series
High Yield Series	Total Return Series
Capital Appreciation Series	Managed Sectors Series
Government Securities Series

The fixed account option pays interest at a guaranteed fixed rate.

This Prospectus must be accompanied by a current prospectus for the Series Fund. Please read this Prospectus and the Series Fund prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Series Fund.

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We have filed a Statement of Additional Information dated May 1, 2003 (the "SAI"), which is incorporated by reference in this Prospectus, with the Securities and Exchange Commission (the ''SEC"). The table of contents for the SAI is on page 23 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our ''Service Address'') or by telephoning (800) 447-7569. In addition, the SEC maintains a website (http:// www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

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The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Insurance and Annuity Company of New York,

P.O. Box 9133

Wellesley Hills, Masschusetts 02481

TABLE OF CONTENTS

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Page
Definitions
Synopsis
Fees and Expenses
Example
Condensed Financial Information-Accumulation Unit Values
Performance Data
Financial Statements
A Word About the Company, the Variable Account and the Series Fund
Purchase Payments and Contract Values During Accumulation Phase
Withdrawals
Death Benefit
Contract Charges
Annuity Provisions
Other Contract Provisions
Tax Considerations
Distribution of the Contracts
Legal Proceedings
Owner Inquiries
Table of Contents for Statement of Additional Information

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DEFINITIONS

The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

The terms ''we'' and ''the Company'' will be used to refer to Sun Life Insurance and Annuity Company of New York. We will use the term ''you'' to refer to the Owner of the Contract. Readers of this Prospectus should note that unless they are the Owner of the Contract, their ability to exercise any rights belonging to the Owner will depend on their agreement with the Owner.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Phase: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Phase will also terminate when you surrender your Contract.

Accumulation Unit: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made. If more than one person is so named, all provisions of the Contract that are based on the death of the ''Annuitant'' will be based on the date of death of the last surviving of the persons so named. By example, the death benefit will become due only upon the death, prior to the Annuity Commencement Date, of the last surviving of the persons so named. Collectively, these persons are referred to in this Contract as ''Annuitants.'' The Owner is not permitted to name a ''Co-Annuitant'' under a Qualified Contract.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Company: Sun Life Insurance and Annuity Company of New York (also referred to in this Prospectus as ''we'').

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Non-Qualified Contract: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the ''Code''). The Contract must be owned by a natural person or by a trust or other entity as agent for a natural person for the Contract to receive income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as ''you''.

Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

Series Fund: MFS/Sun Life Series Trust.

Seven Year Anniversary: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Contract Anniversaries.

Sub-Account: That portion of the Variable Account that invests in shares of a particular series of the Series Fund.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account.

We: Sun Life Insurance and Annuity Company of New York.

You: The Owner of the Contract.

SYNOPSIS

You may allocate Purchase Payments to Sub-Accounts of the Variable Account or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see ''Purchase Payments''). During the Accumulation Phase you may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain conditions (see ''Transfers'').

We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge ranging from 6% to 0%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see ''Withdrawals'' and ''Withdrawal Charges'').

Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax- Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see ''Tax Considerations'').

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see ''Death Benefit'').

On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see ''Contract Maintenance Charge'').

We also deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets of the Variable Account attributable to the Contracts. In addition, for the first seven Contract Years we deduct a distribution expense charge equal to an annual rate of 0.15% of the daily net assets of the Variable Account attributable to the Contracts. We do not deduct the distribution expense charge after the seventh Contract Anniversary (see ''Mortality and Expense Risk Charge and Distribution Expense Charge'').

We will deduct a charge for premium taxes payable to any governmental entity (see ''Premium Taxes'').

Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see ''Annuity Provisions'').

If you are not satisfied with the Contract, you may return it to us at our Service Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract's Accumulation Account at the end of the Valuation Period during which we received the returned Contract.

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FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	6%*

Maximum Transfer Fee :	$0
*	Years Payment in Participant's Account	Surrender Charge
	0-1	6%
	2-3	5%
	4-5	4%
	6	3%
	7or more	0%

A portion of the Accumulation Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment held by the Company for seven years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 30

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.25%

Distribution Expenses Charge:	0.15%*

Total Variable Account Annual Expenses:	1.40%
*	The Distribution Expense Charge is imposed only during the first seven Contract Years. This charge may be deemed a deferred sales charge.:

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, prior to any fee waiver or expense reimbursement)	0.57%	0.93%*
*	The expenses shown are for the year ended December 31, 2002, and do not reflect any fee waiver or expense reimbursement.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$ 786	$1,208	$1,656	$2,712
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$ 246	$ 758	$1,296	$2,712

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

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CONDENSED FINANCIAL INFORMATION-ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent auditors.
	Unit Value	Unit Value	Units Outstanding
	Beginning of	End of	at End of
	Period	Period	Year	Year

Capital Appreciation Series	$20.3541	$13.5717	152,946	2002
	27.6375	20.3541	223,510	2001
	31.6334	27.6375	325,773	2000
	24.1862	31.6334	349,564	1999
	19.0541	24.1862	339,067	1998
	15.6920	19.0541	291,968	1997
	13.0981	15.6920	231,231	1996
	9.8771	13.0981	184,876	1995
	10.3891	9.8771	135,042	1994
	10.0000	10.3891	17,574	1993

Government Securities Series	14.6254	15.8374	22,651	2002
	13.8028	14.6254	25,028	2001
	12.4808	13.8028	59,856	2000
	12.9045	12.4804	72,199	1999
	12.0343	12.9045	67,394	1998
	11.2212	12.0343	55,194	1997
	11.1980	11.2212	58,052	1996
	9.6514	11.1980	39,286	1995
	10.0022	9.6514	32,725	1994
	10.0000	10.0002	7,140	1993

High Yield Series	13.7916	13.9684	15,541	2002
	13.7446	13.7916	21,136	2001
	14.9489	13.7446	46,956	2000
	14.1888	14.9489	54,240	1999
	14.3002	14.1888	60,336	1998
	12.8082	14.3002	60,217	1997
	11.5849	12.8082	58,945	1996
	10.0368	11.5849	43,963	1995
	10.4094	10.0368	37,197	1994
	10.0000	10.4094	2,726	1993

Managed Sector Series	17.6327	12.8695	49,129	2002
	27.7307	17.6327	84,539	2001
	35.5119	27.7307	118,719	2000
	19.3977	35.5119	112,125	1999
	17.4931	19.3977	113,778	1998
	14.0980	17.4931	100,687	1997
	12.1391	14.0980	82,578	1996
	9.2925	12.1391	53,846	1995
	9.5946	9.2925	28,752	1994
	10.0000	9.5946	1,619	1993

Global Governments Series	11.2986	13.4403	10,619	2002
	11.7082	11.2986	13,740	2001
	11.7186	11.7082	28,991	2000
	12.5340	11.7186	33,432	1999
	11.0071	12.5340	35,645	1998
	11..2477	11.0071	42,551	1997
	10.8976	11.2477	47,922	1996
	9.5512	10.8976	46,895	1995
	10.1398	9.5512	43,259	1994
	10.0000	10.1398	6,287	1993

Money Market Series	13.0977	13.0814	18,617	2002
	12.7979	13.0977	20,111	2001
	12.2461	12.7979	30,750	2000
	11.8631	12.2461	47,556	1999
	11.4533	11.8631	51,357	1998
	11.0530	11.4533	47,433	1997
	10.6823	11.0530	83,267	1996
	10.2716	10.6823	44,348	1995
	10.0435	10.2716	33,901	1994
	10.0000	10.0435	5,787	1993

Total Return Series	20.7617	19.3048	72,111	2002
	20.9468	20.7617	133,879	2001
	18.1833	20.9468	219,130	2000
	17.9323	18.1833	286,275	1999
	16.2726	17.9323	296,455	1998
	13.5283	16.2726	281,915	1997
	12.0270	13.5283	255,284	1996
	9.6190	12.0270	185,716	1995
	9.9794	9.6190	154,543	1994
	10.0000	9.9794	30,589	1993

* From March 1, 1993 (date of commencement of sales of the Contracts).

PERFORMANCE DATA

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance data relating to the Sub-Accounts. Performance data will consist of total return quotations which will always include quotations for the period subsequent to the date each Sub-Account became available for investment under the Contracts, and for recent one year and, when applicable, five and ten year periods. Such quotations for such periods will be the average annual rates of return required for an initial Purchase Payment of $1,000 to equal the actual variable accumulation value attributable to such Purchase Payment on the last day of the period, after reflection of all applicable withdrawal and Contract charges. In addition, the Variable Account may calculate nonstandardized rates of return that do not reflect withdrawal and Contract charges. Results calculated without withdrawal and/or Contract charges will be higher. Performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for specified periods, and the figures are not intended to indicate future performance. The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More detailed information on the computations is set forth in the Statement of Additional Information.

FINANCIAL STATEMENTS

Financial Statements of the Variable Account and the Company are included in the Statement of Additional Information.

A WORD ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE SERIES FUND

The Company

Sun Life Insurance and Annuity Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.

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We are a subsidiary of Sun Life Assurance Company of Canada (U.S.) (''Sun Life of Canada (U.S.)''), a stock life insurance company incorporated in Delaware. Sun Life (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada (''Sun Life (Canada)''). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. (''Sun Life Financial''), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

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The Variable Account

We established the ''Variable Account'' as a separate account of the Company on December 3, 1984, pursuant to a resolution of the Company's Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Under New York insurance law, and under the Contracts, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific series of the Series Fund described below.

In addition to the Contracts, we issue other variable annuity contracts participating in the Variable Account.

The Series Fund

The Series Fund is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (''MFS''), serves as the investment adviser to the Series Fund.

All amounts allocated to the Variable Account will be used to purchase shares of the Series Fund at their net asset value as you designate. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, administrative charges, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and distribution expenses and any applicable taxes, in effect, by redeeming the number of Series Fund shares, at their net asset value, equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of 7 series of the Series Fund. The investment objectives of each of the 7 available series of the Series Fund are summarized below.

Money Market Series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

High Yield Series will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

Global Governments Series will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

Total Return Series will seek primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

Managed Sectors Series will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

Shares of the Series Fund are available exclusively to separate accounts established by the Company and Sun Life (U.S.) to fund benefits under variable life insurance and variable annuity products.

Certain risks involved in funding benefits under both life insurance and annuity contracts are discussed in the Series Fund prospectus under the caption ''Management of the Series Fund.''

More detailed information may be found in the current prospectus of the Series Fund and the Series Fund's statement of additional information. A prospectus for the Series Fund must accompany this Prospectus and you should read it together with this Prospectus.

The Fixed Account

See Appendix A to the Statement of Additional Information for a description of the Fixed Account.

PURCHASE PAYMENTS AND CONTRACT VALUES

DURING ACCUMULATION PHASE

Purchase Payments

You must send all Purchase Payments to us at our Service Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date. Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

Your completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately, unless you specifically consent to our retaining the Purchase Payment until we can complete the application. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

We will allocate each net Purchase Payment to either the Fixed Account or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account, in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Sub-Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Sub-Account by the Variable Accumulation Unit value for that Sub-Account for the Valuation Period during which we receive the Purchase Payment.

We established the Variable Accumulation Unit value for each Sub-Account at $10.00 for the first Valuation Period of that Sub-Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is determined at the end of the Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period, depending on the investment performance of the series of the Series Fund in which the Sub-Account is invested, and the expenses and charges deducted from the Variable Account.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:
(a) is the net result of:

(1) the net asset value of a Series Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

(2) the per share amount of any dividend or other distribution declared on the Series Fund shares held in the Sub-Account if the ''ex dividend'' date occurs during the Valuation Period, plus or minus

(3)

a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which we determine to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

(b) is the net asset value of a Series Fund share held in the Sub-Account, determined as of the end of the preceding Valuation Period; and

(c) is the risk charge factor we determine for the Valuation Period to reflect the charge for assuming the mortality and expense risks and distribution expense risk.

Transfers

During the Accumulation Phase, you may transfer all or part of the value of your Accumulation Account to one or more Sub-Accounts then available or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of Sub-Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

(1)	You may make transfers involving Fixed Accumulation Units only during the 45-day period before and the 45-day period after each Contract Anniversary;

(2)	You may not make more than 12 transfers in any Contract Year; and

(3)	The amount transferred may not be less than $1,000, unless you are transferring your entire balance in the Fixed Account or a Sub-Account.

In addition, these transfers will be subject to such terms and conditions as the Series Fund may impose. We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer.

You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

WITHDRAWALS

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see ''Withdrawal Charges''). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see ''Tax Considerations''). In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000, we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal, you may specify the amount you want withdrawn from the Fixed Account and/or each Sub-Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your allocations at the end of the Valuation Period during which we receive your request.

If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request and reduce the value of your Accumulation Account by deducting the amount paid plus any applicable withdrawal charge. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment

Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for the following periods:

o	When the New York Stock Exchange is closed, except weekends and holidays or when trading on the New York Stock Exchange is restricted;
o	When it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; and
o	When an SEC order permits us to defer payment for the protection of Owners.

Section 403(b) Annuities

The Internal Revenue Code imposes restrictions on cash withdrawals from contracts used with Section 403(b) Annuities. In order for a Contract to receive tax-deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 (''Pre-1989 Account Value'')) may be made only when the Owner attains age 591/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Internal Revenue Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions (''Restricted Account Value'').

Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see ''Tax Considerations''). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing the plan and the person who administers such plan for information as to such investment alternatives.

For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) Annuities), see ''Tax Considerations.''

DEATH BENEFIT

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under Annuity Options B, D, or E, if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or a single lump sum payment of their discounted value.)

You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you or, if you are the Annuitant, to your estate.

During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under ''Annuity Provisions,'' for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see ''Other Contract Provisions-Death of Owner'').

Payment of Death Benefit

If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under ''Withdrawals.'' If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If the death benefit is to be paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election and we will maintain your Accumulation Account in effect until the Annuity Commencement Date.

Amount of Death Benefit

The death benefit is equal to the greatest of:
(1)	the value of your Accumulation Account;

(2)	the total Purchase Payments made under the Contract, reduced by all withdrawals; and

(3)

the value of your Accumulation Account on the Seven Year Anniversary immediately preceding the date of death of the Annuitant, adjusted for any Purchase Payments or cashwithdrawal payments made and Contract charges assessed after that Seven Year Anniversary.

To determine the amount of the death benefit under (1) above, we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

CONTRACT CHARGES

We will assess contract charges under the Contract as follows:

Contract Maintenance Charge

We deduct an annual contract maintenance charge of $30 as partial reimbursement to us for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Sub-Account in which you have Accumulation Units at the time of the deduction.

On the Annuity Commencement Date, we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

Mortality and Expense Risk Charge and Distribution Expense Charge

We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

For assuming these risks, we make a deduction from the Variable Account at the end of each Valuation Period both during the Accumulation Phase and after annuity payments begin at an effective annual rate of 1.25%. We may change the rate of this deduction annually, but it will not exceed 1.25% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges and distribution expense charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

We assume the risk that withdrawal charges we assess under the Contracts may be insufficient to compensate us for the costs of distributing the Contracts. For assuming this risk, we make a deduction from the Variable Account with respect to the Contracts at the end of each Valuation Period for the first seven Contract Years (during both the Accumulation Phase and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Account attributable to the Contracts. We do not make a deduction for this charge after the seventh Contract Anniversary. If the distribution expense charge is insufficient to cover the actual risk assumed, we will bear the loss; however, if the charge is more than sufficient, any excess will be profit to us and would be available for any proper corporate purpose. In no event will the distribution expense charges and any withdrawal charges assessed under a Contract exceed 9% of the Purchase Payments.

For the year ended December 31, 2000, mortality and expense risk charges imposed under the Contracts and other contracts participating in the Variable Account and the distribution expense charges described above were the only expenses of the Variable Account.

Withdrawal Charges

We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement to us for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

All other full or partial withdrawals are subject to a withdrawal charge which will be applied as follows:
(1)

Old Payments, New Payments and accumulated value: In a given Contract Year, ''New Payments'' are Payments you have made in that Contract Year or in the six previous Contract Years; ''Old Payments'' are all Purchase Payments made before the previous six Contract Years; and the remainder of your Accumulation Account value-that is, the value of your Accumulation Account minus the total of Old Payments and New Payments-is called the ''accumulated value.''

(2)

Order of withdrawal: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

(3)

Free withdrawal amount: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these New Payments have been previously withdrawn.

(4)

Amount subject to withdrawal charge: We will impose the withdrawal charge on the excess, if any, of (a) Old Payments and New Payments being withdrawn, over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

The withdrawal charge percentage varies according to the number of Contract Years the Purchase Payment has been in your Accumulation Account, including the year in which you made the Payment, but not the year you withdraw it. The applicable percentages are as follows:
Number of Contract Years	Withdrawal Charge Percentage
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Aggregate withdrawal charges (including the distribution expense charge described above) assessed against a Contract will never exceed 9% of the total amount of Purchase Payments made under the Contract. (See Appendix C to the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

Premium Taxes

We will make a deduction, when applicable, for premium taxes or similar state or local taxes. Currently, no premium taxes are applicable in the State of New York; however, if you or the Payee are a resident of a state other than New York, a premium tax ranging from 0% to 3.5% may be assessed, depending on the state of residence. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

Charges of the Series Fund

The Variable Account purchases shares of the Series Fund at net asset value. The net asset value of these shares reflects investment management fees and expenses (including, but not limited to, compensation of trustees, governmental expenses, interest charges, taxes, fees of auditors, legal counsel, transfer agent and custodian, transactional expenses and brokerage commissions) already deducted from the assets of the Series Fund. These fees and expenses are more fully described in the Series Fund prospectus and the related Statement of Additional Information.

ANNUITY PROVISIONS

Annuity Commencement Date

We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time, as provided in the Contract. The Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. In most situations, current law requires that under a Qualified Contract certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option, as described under ''Death Benefit.'' Please refer to the terms of your plan for additional restrictions.

On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge (see ''Contract Maintenance Charge''). No Cash Withdrawals will be permitted after the Annuity Commencement Date, except as may be available under Annuity Options B, D, or E, if elected. (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or a single lump sum payment of their discounted value.)

Annuity Options

During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary, as provided under ''Death Benefit.''

You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 Monthly Payments Certain, to have been elected. If more than one person is named as ''Annuitant'' due to the designation of a co-annuitant, the adjusted value of the Accumulation Account will be applied under Annuity Option C, with the survivor benefit to be calculated in accordance with such option using 50% with the co-annuitant as the designated second person.

Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain, as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments payable during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected. The election of this Annuity Option may result in the imposition of a penalty tax.

Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

Determination of Annuity Payments

We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

Exchange of Variable Annuity Units

After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Sub-Account to another, up to a maximum of 12 such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

Annuity Payment Rates

The Contract contains annuity payment rates for each Annuity Option described above. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate of 4% and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

If net investment return of the Sub-Accounts was exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

OTHER CONTRACT PROVISIONS

Owner

As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see ''Tax Considerations-Taxation of Annuities in General''). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

Death of Owner

If you are the Owner of a Non-Qualified Contract and you die before the Annuitant and before the Annuity Commencement Date, the death benefit amount (determined in accordance with ''Amount of Death Benefit'' in this Prospectus) must be distributed to the ''designated beneficiary'' as defined in Section 72(s) of the Internal Revenue Code, either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the designated beneficiary, with annuity payments beginning within one year after the date of your death. The person named as Beneficiary shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

These mandatory distribution requirements will not apply when the designated beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner, your surviving spouse (if the designated beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract; if your spouse does not make that election, the Death Benefit provision of the Contract shall be controlling, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements. In all other cases where the Owner and the Annuitant are the same individual, the Death Benefit provision of the Contract controls.

If you are both the Owner and the Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting of Series Fund Shares

We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. We will vote Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which instructions are received from persons having such voting rights. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date, the Payee is the person having such voting rights.

Owners of Contracts held pursuant to retirement plans may be subject to other voting provisions of the particular retirement plan. Employees who contribute to retirement plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans.

We will determine the number of particular Series Fund shares as to which each such person is entitled to give instructions on a date not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, we determine that number by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Series Fund share as of the same date. On or after the Annuity Commencement Date, we determine the number of particular Series Fund shares as to which such instructions may be given by a Payee by dividing the reserve held by the Company in the particular Sub-Account for the Contract by the net asset value of a particular Series Fund share as of the same date.

Substituted Securities

Shares of a particular series of the Series Fund may not always be available for purchase by the Variable Account or we may decide that further investment in any such shares is no longer appropriate in view of the purposes of the Variable Account or in view of legal, regulatory or federal income tax restrictions. In either event, shares of another series or shares of another registered open-end investment company may be substituted both for Series Fund shares already purchased by the Variable Account and as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Modification

Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts or (iv) provides additional Variable Account and/ or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

Change in Operation of Variable Account

At the Company's election and subject to the prior approval of the Superintendent of Insurance of the State of New York and to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any such change in the operation of the Variable Account, we may, subject to the prior approval of the Superintendent of Insurance of the State of New York, make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

TAX CONSIDERATIONS

The Contracts are designed for use in connection with retirement plans that may or may not be qualified plans under Sections 401, 403 or 408 of the Internal Revenue Code (the ''Code''). The ultimate effect of federal income taxes may depend upon the type of retirement plan for which a Contract is purchased and a number of different factors. This discussion is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. The Company does not make any guarantee regarding the federal, state or local tax status of any Contract or any transaction involving a Contract.

Tax Treatment of the Company and the Variable Account

The Company is taxed as a life insurance company under the Code. The operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, but the Variable Account is not taxable as a regulated investment company or otherwise as an entity separate from the Company. The income of the Variable Account (consisting primarily of interest, dividends and net capital gains) is not taxable to the Company to the extent that it is applied to increase reserves under contracts participating in the Variable Account.

Taxation of Annuities in General

Purchase Payments made under Non-Qualified Contracts are not deductible from the Owner's income for federal income tax purposes. Owners of Qualified Contracts should consult a tax adviser regarding the tax treatment of Purchase Payments.

Generally, no taxes are imposed on the increase in the value of a Contract held by an individual Owner until a distribution occurs, either as an annuity payment or as a cash withdrawal or lump sum payment prior to the Annuity Commencement Date. However, corporate Owners and other Owners that are not natural persons are subject to current taxation on the annual increase in the value of a Non-Qualified Contract, unless the non-natural person holds the Contract as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement). This current taxation of annuities held by non-natural persons does not apply to earnings accumulated under an immediate annuity, which the Code defines as a single premium contract with an annuity commencement date within one year of the date of purchase.

A partial cash withdrawal (i.e., a withdrawal of less than the entire value of the Contract's Accumulation Account) from a Non-Qualified Contract before the Annuity Commencement Date is treated first as a withdrawal from the increase in the Accumulation Account's value, rather than as a return of Purchase Payments. The amount of the withdrawal allocable to this increase will be includible in the Owner's income and subject to tax at ordinary income rates. If an individual receives a loan under a Contract or if the Contract is assigned or pledged as collateral for a loan, the amount borrowed from the Contract or the amount assigned or pledged must be treated as if it were withdrawn from the Contract.

In the case of annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, a portion of each payment is treated as a nontaxable return of Purchase Payments. The nontaxable portion is determined by applying to each annuity payment an ''exclusion ratio,'' which, in general, is the ratio that the total amount the Owner paid for the Contract bears to the Payee's expected return under the Contract. The remainder of the payment is taxable at ordinary income rates.

The total amount that a Payee may exclude from income through application of the ''exclusion ratio'' is limited to the amount the Owner paid for the Contract. If the Annuitant survives for his full life expectancy, so that the Payee recovers the entire amount paid for the Contract, any subsequent annuity payments will be fully taxable as income. Conversely, if the Annuitant dies before the Payee recovers the entire amount paid, the Payee will be allowed a deduction for the amount of unrecovered Purchase Payments.

Taxable cash withdrawals and lump sum payments from Non-Qualified Contracts may be subject to a penalty tax equal to 10% of the amount treated as taxable income. This 10% penalty also may apply to certain annuity payments. This penalty will not apply in certain circumstances (such as where the distribution is made upon the death of the Owner). The withdrawal penalty also does not apply to distributions under an immediate annuity (as defined above).

In the case of a Qualified Contract, distributions generally are taxable and distributions made prior to age 591/2 are subject to a 10% penalty tax, although this penalty tax will not apply in certain circumstances. Certain distributions, known as ''eligible rollover distributions,'' if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Only the plan participant or the participant's spouse may elect to roll over a distribution to an eligible retirement plan.

If the Owner of a Non-Qualified Contract dies, the value of the Contract generally must be distributed within a specified period (see ''Other Contract Provisions-Death of Owner''). For Contracts owned by non-natural persons, a change in the Annuitant is treated as the death of the Owner.

A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and consult a tax adviser regarding distribution requirements upon the death of the Owner.

A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the value of the Contract's Accumulation Account minus the total amount paid for the Contract.

The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued in connection with an individual retirement account, unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above), unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for federal income tax purposes, and therefore the annual increase in the value of such contracts is subject to current taxation. The Company believes that each series of the Series Fund complies with the regulations.

The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract and/or the Variable Account) necessary to comply with the guidelines.

Qualified Retirement Plans

The Qualified Contracts described in this Prospectus are designed for use with the following types of qualified retirement plans:
(1)

Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a), 401(k) and 403(a) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans;

(2)

Tax-Sheltered Annuities established pursuant to the provisions of Section 403(b) of the Code for public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code; and

(3)

Individual Retirement Annuities permitted by Sections 219 and 408 of the Code, including Simplified Employee Pension Plans established by employers pursuant to Section 408(k) and Simple Retirement Accounts established pursuant to Section 408(p).

The tax rules applicable to participants in such plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Qualified Contracts. Participants in such plans, as well as Owners, Annuitants, Payees and Beneficiaries, are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. The Company will provide purchasers of Qualified Contracts used in connection with Individual Retirement Annuities with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax adviser.

DISTRIBUTION OF THE CONTRACTS

The Contracts will be sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Commissions and other distribution expenses will be paid by the Company and will not be more than 6.31% of Purchase Payments. Commissions will not be paid with respect to Contracts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's opinion, is not of material importance to the Company's total assets or material with respect to the Variable Account.

OWNER INQUIRIES

All Owner inquiries should be directed to the Company at the Service Address shown on the cover of this Prospectus.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

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General Information

Annuity Provisions

Other Contract Provisions

Administration of the Contracts

Distribution of the Contracts

Accountants

Calculation of Performance Data

Advertising and Sales Literature

Financial Statements

Accountants

Appendix A - The Fixed Account

Appendix B - Illustrative Examples of Variable Accumulation Unit Value, Variable Annuity Unit

     Value and Variable Annuity Payment Calculations

Appendix C - Withdrawals and Withdrawal Charges

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This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2003 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.

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To:	Sun Life Insurance and Annuity Company of New York
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for Compass 3-Sun Life (N.Y.) Variable Account B.

Name

Address

City	State Zip

Telephone

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

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MAY 1, 2003

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COMPASS 3 NY

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

TABLE OF CONTENTS

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General Information
Annuity Provisions
Other Contract Provisions
Administration of the Contracts
Distribution of the Contracts
Accountants
Calculation of Performance Data
Advertising and Sales Literature
Accountants
Financial Statements
Appendix A -- The Fixed Account
Appendix B -- Illustrative Examples of Variable Accumulation Unite Value Calculations, Annuity Unit Value Calculations and Variable Annuity Payment Calculations
Appendix C -- Withdrawals and Withdrawal Charges
Financial Statements of Sun Life Insurance and Annuity Company of New York
Financial Statements of Sun Life (N.Y.) Variable Account B

This Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Compass 3 Combination Fixed/Variable Annuity Contracts (the "Contracts") for personal and qualified retirement plans issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account B (the "Variable Account") which is not necessarily included in the Prospectus dated May 1, 2003. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, at or by telephoning (800) 447-7569.

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The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

GENERAL INFORMATION

THE COMPANY

Sun Life Insurance and Annuity Company of New York (the "Company") is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Its Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.

The Company is a subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a stock life insurance company incorporated in Delaware. Sun Life (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNT

Sun Life (N.Y.) Variable Account B (the "Variable Account") is a separate account of the Company which meets the definition of a separate account under the federal securities laws and which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

THE FIXED ACCOUNT

If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Statement of Additional Information with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see Appendix A).

ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

On the Annuity Commencement Date the Contract's Accumulation Account will be cancelled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described in the Prospectus. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account credited to the Contract by the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

For a description of fixed annuity payments, see Appendix A.

For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

The Annuity Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (see "Net Investment Factor" in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. The factor is 0.99989255 for a one day Valuation Period.

For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

OTHER CONTRACT PROVISIONS

OWNER AND CHANGE OF OWNERSHIP

The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner on the death of the Annuitant. In some qualified plans, the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Tax Considerations--Taxation of Annuities in General" in the Prospectus). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed by the Owner.

CUSTODIAN

The Company is Custodian of the assets of the Variable Account. The Company, as Custodian, will purchase shares of a particular series of the Series Fund at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

ADMINISTRATION OF THE CONTRACTS

The Company performs certain administrative functions relating to the Contracts and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, Contract number, type of Contract issued to each owner, the status of the Accumulation Account under each Contract, and other pertinent information necessary to the administration and operation of the Contracts. The Company has entered into service agreements with its parent, Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), and the ultimate parent of Sun Life (U.S.), under which the latter have agreed to provide the Company with certain services on a cost reimbursement basis. These services include, but are not limited to, accounting and investment services, systems support and development, pricing, product development, actuarial, legal and compliance functions, marketing services and staff training.

DISTRIBUTION OF THE CONTRACTS

The offering of the Contracts is continuous. The Contracts are sold by licensed insurance agents in the State of New York. Such agents are registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts are distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Commissions and other distribution compensation will be paid by the Company and will not be more than 6.31% of Purchase Payments. Commissions will not be paid with respect to Contracts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts. During 1999, 2000, and 2001, approximately $810, $15,155, and $22,398, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.

CALCULATION OF PERFORMANCE DATA

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

The Securities and Exchange Commission defines "standardized" total return information to mean Average Annual Total Return, based on a hypothetical initial purchase payment of $1,000 and calculated in accordance with the formula set forth after the table, but presented only for periods subsequent to the date the sub-account was first offered by the separate account.

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The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods (or shorter period indicated in the table), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the SEC formula. For purposes of determining these investment results, the actual investment performance of each Sub-Account is reflected from the date the Sub-Account commenced investment operations in the Variable Account (the "Variable Account Inception Date"). No information is shown for Sub-Accounts that had not commenced operations as of December 31, 2002.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2002
Fund name	Inception Date	1 YR	5 YR	10 YR	Life of Fund*
Money Market	11/30/1989	-5.67	1.88	2.65	3.00
High Yield	11/30/1989	-4.28	-1.36	4.41	5.89
Capital Appreciation	11/30/1989	-36.88	-7.35	4.18	5.73
Global Governments	11/30/1989	13.39	3.29	4.38	5.34
Managed Sectors	11/30/1989	-30.95	-6.75	2.93	5.24
Total Return	11/30/1989	-12.15	2.69	7.91	8.18
Government Securities	11/30/1989	2.72	4.90	5.29	6.05

* The Life of Fund calculation for any Fund under a year old is not annualized.

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The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                     P (1 + T)^n = ERV

Where:
P =	a hypothetical initial Purchase Payment of $1,000
T =	average annual total return for the period
n =	number of years
ERV =	redeemable value (as of the end of the period) of a hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: (1) all recurring fees have been deducted from the Participant's Account; (2) all applicable non-recurring Contract charges are deducted at the end of the period, and (3) there will be a full surrender at the end of the period.

The $30 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of the Account Fee on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

"Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

"Annualized" quotations (described in the following table as "Compound Growth Rate") are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch, and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.
	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

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ACCOUNTANTS

The financial statements included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (which reports express an unqualified opinion; report dated February 21, 2003 accompanying the financial statements of Sun Life Insurance and Annuity Company of New York expresses an unqualified opinion and includes two explanatory paragraphs relating to 1) the merger of Sun Life Insurance and Annuity Company of New York with Keyport Benefit Life Insurance Company ("Keyport") on November 1, 2001 with the merger accounted for at historical cost in accordance with the Statement of Financial Accounting Standard No. 141, "Business Combinations", described in Note 1; and 2) the combination of financial statements of Sun Life Insurance and Annuity Company of New York (predecessor basis) and Keyport to present Sun Life Insurance and Annuity Company of New York's balance sheet at December 31, 2001, described in Note 1), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company (N.Y.) are included herein. The consolidated financial statements of Sun Life Insurance and Annuity Company (N.Y.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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APPENDIX A

THE FIXED ACCOUNT

THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account, in accordance with the terms of such contracts.

Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 3% per year; however, the Company is not obligated to credit any interest in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEED OF 3% FOR ANY GIVEN YEAR.

The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 3% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus). In no event will the portion of the contract maintenance charge that is deducted from the Fixed Account cause the Contract's fixed accumulation value (adjusted for any cash withdrawals) to increase by less than 3% per year.

If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45-day period after the Contract Anniversary the Owner may elect to receive the value of the Fixed Accumulation Units credited to the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences (see "Federal Tax Status" in the Prospectus). The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by the Company.

FIXED ACCUMULATION VALUE

(1)    CREDITING FIXED ACCUMULATION UNITS

Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2)    FIXED ACCUMULATION UNIT VALUE

A Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

At the first Contract Anniversary the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 3% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3)    FIXED ACCUMULATION VALUE

The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

APPENDIX B

ILLUSTRATIVE EXAMPLES

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS

Suppose the net asset value of a particular Series Fund share at the end of the current Valuation Period is $18.38; at the end of the immediately preceding Valuation Period is $18.32; the Valuation Period is one day; no dividends or distributions caused the particular Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003809 (the daily equivalent of the current charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117130 (14.5645672 X 1.00323702).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS

Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843113 (12.3456789 X 1.00323702 X 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS

Suppose that the Accumulation Account of a deferred Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Sub-Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3856421. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843113).

APPENDIX C

WITHDRAWALS AND WITHDRAWAL CHARGES

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.
1	2	3	4	5	6

1	$1,000	$1,000	$0	0%	$0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	3	3.60
4	1,600	0	1,600	4	64.00
5	1,800	0	1,800	4	72.00
6	2,000	0	2,000	5	100.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00

	$15,000	$3,480	$11,520		$ 579.60

EXPLANATION OF COLUMNS IN TABLE

COLUMNS 1 AND 2:

Represent Purchase Payments ("Payments") and amounts of Payments. Each Payment was made on the first day of each Contract Year.

COLUMN 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

a)	Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

b)

$1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

COLUMN 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

COLUMN 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

COLUMN 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5. For example, the withdrawal charge imposed on Payment 8

                  = Payment 8 Column 4 X Payment 8 Column 5

                  = $2,000 X 6%

                  = $120

FULL SURRENDER:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

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Independent Auditors' Report

To the Participants in Sun Life (N.Y.) Variable Account B and the Board of Directors of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying statements of condition of MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Global Governments Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life Managed Sectors Sub-Account and MFS/Sun Life Total Return Sub-Account of Sun Life (N.Y.) Variable Account B (the ''Sub-Accounts'') as of December 31, 2002, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2002 and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 21, 2003

Sun Life (N.Y.) Variable Account B

Statements of Condition - December 31, 2002

Assets:
Investments in MFS/Sun Life Series Trust	Shares	Cost	Value
Capital Appreciation Series (CAS)	1,955,023	$57,729,222	$26,353,713
Global Governments Series (GGS)	180,695	1,921,905	2,123,168
Government Securities Series (GSS)	1,068,233	13,815,461	14,795,022
High Yield Series (HYS)	758,382	5,452,694	4,974,984
Money Market Series (MMS)	4,986,181	4,986,181	4,986,181
Managed Sectors Series (MSS)	391,872	13,044,644	5,176,614
Total Return Series (TRS)	1,465,219	27,382,142	23,296,980
		$124,332,249	$81,706,662

Liability:
Payable to sponsor			(116,291)

Net Assets			$81,590,371

Net Assets:

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Compass Contracts:	Units	Value	Annuities	Total
CAS	835,855	$26,234,457	$112,278	$26,346,735
GGS	105,137	2,119,617	3,199	2,122,816
GSS	484,487	14,727,498	60,943	14,788,441
HYS	191,922	4,940,077	26,644	4,966,721
MMS	272,047	4,966,672	6,308	4,972,980
MSS	222,972	5,151,174	22,908	5,174,082
TRS	743,937	22,806,561	412,035	23,218,596
Net Assets		$80,946,056	$644,315	$81,590,371

See notes to financial statements

Sun Life (N.Y.) Variable Account B

Statements of Operations - Year Ended December 31, 2002
	CAS	GGS	GSS	HYS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and expenses:
Dividend income	$58,717	$-	$724,153	$496,685
Mortality and expense risk charges	(431,754)	(24,896)	(184,659)	(61,729)
Distribution expense charges	(7,740)	(459)	(957)	(767)
Net investment income (loss)	$(380,777)	$(25,355)	$538,537	$434,189

Realized and unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(12,653,346)	$(7,902)	$389,012	$(871,881)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(12,653,346)	$(7,902)	$389,012	$(871,881)

Net unrealized appreciation (depreciation) on investments
End of year	$(31,375,509)	$201,263	$979,561	$(477,710)
Beginning of year	(29,776,172)	(178,876)	735,492	(1,004,736)
Change in unrealized appreciation (depreciation)	$(1,599,337)	$380,139	$244,069	$527,026

Realized and unrealized gains (losses)	$(14,252,683)	$372,237	$633,081	$(344,855)
Increase (Decrease) in net assets from operations	$(14,633,460)	$346,882	$1,171,618	$89,334

	MMS	MSS	TRS
Income and expenses:	Sub-Account	Sub-Account	Sub-Account
Dividend income	$73,195	$-	$873,669
Mortality and expense risk charges	(74,035)	(84,206)	(328,847)
Distribution expense charges	(547)	(2,268)	(6,502)
Net investment income (loss)	$(1,387)	$(86,474)	$538,320

Realized and unrealized gains (losses):
Realized gains (losses) on investment transactions
Realized gains (losses) on sale of fund shares	$-	$(1,393,904)	$(1,286,917)
Realized gain distributions	-	-	902,183
Net realized gains (losses)	$-	$(1,393,904)	$(384,734)

Net unrealized appreciation (depreciation) on investments
End of year	$-	$(7,868,030)	$(4,085,162)
Beginning of year	-	(7,155,076)	(1,992,036)
Change in unrealized appreciation (depreciation)	$-	$(712,954)	$(2,093,126)

Realized and unrealized gains (losses)	$-	$(2,106,858)	$(2,477,860)
Increase (Decrease) in net assets from operations	$(1,387)	$(2,193,332)	$(1,939,540)

See notes to financial statements

Sun Life (N.Y.) Variable Account B

Statements of Changes in Net Assets
	CAS		GGS		GSS
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001	2002	2001	2002	2001
Operations:
Net investment income (loss)	$(380,777)	$(454,260)	$(25,355)	$(25,080)	$538,537	$631,921
Net realized gains (losses)	(12,653,346)	13,418,899	(7,902)	(23,464)	389,012	102,509
Net unrealized gains (losses)	(1,599,337)	(29,238,969)	380,139	(22,844)	244,069	142,582
Increase (Decrease) in net assets from operations	$(14,633,460)	$(16,274,330)	$346,882	$(71,388)	$1,171,618	$877,012

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,165,685	$1,309,999	$34,873	$44,660	$4,010,871	$154,266
Net transfers between Sub-Accounts and Fixed Account	(1,453,854)	3,967,966	(60,859)	(71,201)	465,375	957,287
Withdrawals, surrenders and annuitizations	(4,883,576)	(4,445,853)	(146,569)	(148,080)	(5,260,682)	(2,102,343)
Net accumulation activity	$(5,171,745)	$832,112	$(172,555)	$(174,621)	$(784,436)	$(990,790)

Annuitization Activity:
Annuitization	$-	$-	$-	$3,466	$3,513	$-
Annuity payments and contract charges	(20,168)	(28,865)	(290)	(295)	(11,503)	(11,322)
Adjustments to annuity reserve	(16,569)	12,003	(561)	(75,046)	(913)	69,475
Net annuitization activity	$(36,737)	$(16,862)	$(851)	$(71,875)	$(8,903)	$58,153
Increase (Decrease) in net assets from contract owner transactions	$(5,208,482)	$815,250	$(173,406)	$(246,496)	$(793,339)	$(932,637)
Increase (Decrease) in net assets	$(19,841,942)	$(15,459,080)	$173,476	$(317,884)	$378,279	$(55,625)

Net Assets:
Beginning of year	$46,188,677	$61,647,757	$1,949,340	$2,267,224	$14,410,162	$14,465,787
End of year	$26,346,735	$46,188,677	$2,122,816	$1,949,340	$14,788,441	$14,410,162

Units Transactions:
Units outstanding, beginning of year	963,337	942,766	114,487	124,702	508,631	553,290
Purchase	36,910	47,384	2,418	3,529	7,686	8,025
Transferred between Sub-Accounts and Fixed Account	(43,381)	59,083	(3,621)	(4,425)	18,506	26,389
Withdrawn, surrendered and annuitized	(121,011)	(85,896)	(8,147)	(9,319)	(50,336)	(79,073)
Units outstanding, end of year	835,855	963,337	105,137	114,487	484,487	508,631

See notes to financial statements

Sun Life (N.Y.) Variable Account B

Statements of Changes in Net Assets - continued
	HYS		MMS		MSS
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001	2002	2001	2002	2001
Operations:
Net investment income (loss)	$434,189	$478,572	$(1,387)	$222,978	$(86,474)	$(130,871)
Net realized gains (losses)	(871,881)	(341,218)	-	-	(1,393,904)	1,095,139
Net unrealized gains (losses)	527,026	(67,060)	-	-	(712,954)	(6,477,299)
Increase (Decrease) in net assets from operations	$89,334	$70,294	$(1,387)	$222,978	$(2,193,332)	$(5,513,031)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,308,966	$90,318	$74,740	$133,057	$211,019	$392,114
Net transfers between Sub-Accounts and Fixed Account	(67,501)	(88,744)	1,010,532	(4,586,792)	(532,181)	(1,073,481)
Withdrawals, surrenders and annuitizations	(2,707,187)	(1,389,339)	(2,124,260)	(1,792,140)	(956,267)	(879,508)
Net accumulation activity	$(465,722)	$(1,387,765)	$(1,038,988)	$(6,245,875)	$(1,277,429)	$(1,560,875)

Annuitization Activity:
Annuitization	$-	$8,623	$-	$-	$-	$-
Annuity payments and contract charges	(4,660)	(4,955)	(893)	(991)	(2,611)	(3,481)
Adjustments to annuity reserves	(1,095)	(3,076)	51	(2,313)	460	873
Net annuitization activity	$(5,755)	$592	$(842)	$(3,304)	$(2,151)	$(2,608)
Increase (Decrease) in net assets from contract owner transactions	$(471,477)	$(1,387,173)	$(1,039,830)	$(6,249,179)	$(1,279,580)	$(1,563,483)
Increase (Decrease) in net assets	$(382,143)	$(1,316,879)	$(1,041,217)	$(6,026,201)	$(3,472,912)	$(7,076,514)

Net Assets:
Beginning of year	$5,348,864	$6,665,743	$6,014,197	$12,040,398	$8,646,994	$15,723,508
End of year	$4,966,721	$5,348,864	$4,972,980	$6,014,197	$5,174,082	$8,646,994

Units Transactions:
Units outstanding, beginning of year	210,540	261,577	325,307	658,422	270,865	307,932
Purchase	2,845	5,082	6,241	8,515	10,084	18,581
Transferred between Sub-Accounts and Fixed Account	(2,500)	(2,790)	55,380	(244,089)	(22,756)	(30,394)
Withdrawn, surrendered and annuitized	(18,963)	(53,329)	(114,881)	(97,541)	(35,221)	(25,254)
Units outstanding, end of year	191,922	210,540	272,047	325,307	222,972	270,865

See notes to financial statements

Sun Life (N.Y.) Variable Account B

Statements of Changes in Net Assets - continued
	TRS
	Sub-Account
	Year Ended	Year Ended
	December 31,	December 31,
	2002	2001
Operations:
Net investment income (loss)	$538,320	$667,184
Net realized gains (losses)	(384,734)	1,840,310
Net unrealized gains (losses)	(2,093,126)	(2,761,942)
Increase (Decrease) in net assets from operations	$(1,939,540)	$(254,448)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$603,896	$687,029
Net transfers between Sub-Accounts and Fixed Account	(466,263)	263,184
Withdrawals, surrenders and annuitizations	(4,485,497)	(3,028,322)
Net accumulation activity	$(4,347,864)	$(2,078,109)

Annuitization Activity:
Annuitization	$-	$60,969
Annuity payments and contract charges	(108,358)	(112,706)
Adjustments to annuity reserves	(36,539)	43,143
Net annuitization activity	$(144,897)	$(8,594)
Increase (Decrease) in net assets from contract owner transactions	$(4,492,761)	$(2,086,703)
Increase (Decrease) in net assets	$(6,432,301)	$(2,341,151)

Net Assets:
Beginning of year	$29,650,897	$31,992,048
End of year	$23,218,596	$29,650,897

Units Transactions:
Units outstanding, beginning of year	883,331	940,751
Purchase	22,633	27,989
Transferred between Sub-Accounts and Fixed Account	(20,153)	10,241
Withdrawn, surrendered and annuitized	(141,874)	(95,650)
Units outstanding, end of year	743,937	883,331

See notes to financial statements

Sun Life (N.Y.) Variable Account B

Notes to Financial Statements

(1) Organization

Sun Life (N.Y.) Variable Account B (the ''Variable Account''), a separate account of Sun Life Insurance and Annuity Company of New York, (the ''Sponsor'') (a subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on December 3, 1984 as a funding vehicle for individual variable annuities. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exist in accordance with the regulations of the New York insurance department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific series of MFS/Sun Life Series Trust (the ''Series Trust'') as selected by contract owners. The Series Trust is an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (''MFS''), an affiliate of Sun Life Assurance Company of Canada (U.S.), is investment adviser to the Series Trust.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Series Trust are recorded at the net asset value of the underlying funds. The Series Trust values their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

Sun Life (N.Y.) Variable Account B

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.3% of the assets of the Variable Account attributable to Compass 2 contracts and 1.25% of the assets of the Variable Account attributable to Compass 3 contracts.

Each year on the contract anniversary, a contract maintenance charge of $30 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date the charge is deducted pro rata from each annuity payment made during the year. Massachusetts Financial Services Company, an affiliate of Sun Life Assurance Company of Canada (U.S.), is the investment advisor to the Series Trust and charges a management fee at an effective annual rate ranging from .58% to .94% of the Fund's net assets.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amount withdrawn, when applicable, will be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described below applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the Compass 3 contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven contract years (during both the accumulation period and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Account attributable to such contracts. No deduction is made after the seventh contract anniversary. No such deduction is made with respect to assets attributable to Compass 2 contracts.

For the year ended December 31, 2002, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the ''Withdrawals, surrenders and annuitizations'' line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
Capital Appreciation Series	$32,768	$16,085
Global Governments Series	2,169	543
Government Securities Series	11,021	2,139
High Yield Series	5,661	1,023
Money Market Series	5,930	2,068
Managed Sectors Series	9,416	5,404
Total Return Series	20,782	19,754

(4) Annuity Reserves

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

Sun Life (N.Y.) Variable Account B

Notes to Financial Statements - continued

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-Account for the year ended December 31, 2002:

	Purchases	Sales
Capital Appreciation Series	$2,234,704	$7,807,394
Global Governments Series	97,119	295,319
Government Securities Series	6,922,327	7,176,217
High Yield Series	3,794,378	3,830,571
Money Market Series	3,377,685	4,418,953
Managed Sectors Series	217,771	1,584,284
Total Return Series	3,087,643	6,103,362

(6) Financial Highlights

The summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2002, follows.

		At December 31					For year ended December 31
		Units	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
CAS
	December 31, 2002	835,855	$13.5717	to	42.3552	$26,346,735	0.17%	1.25%	to	1.40%	(33.32)%	to	(33.22)%
	December 31, 2001	963,336	20.3541	to	63.459	46,188,677	0.36	1.25	to	1.40	(26.35)	to	(26.24)
GGS
	December 31, 2002	105,137	13.4403	to	22.2541	2,122,816	-	1.25	to	1.40	18.96	to	19.13
	December 31, 2001	114,487	11.2986	to	18.6894	1,949,340	-	1.25	to	1.40	(3.50)	to	(3.35)
GSS
	December 31, 2002	484,487	15.8374	to	31.9502	14,788,441	5.03	1.25	to	1.40	8.29	to	8.45
	December 31, 2001	508,630	14.6254	to	29.4761	14,410,162	5.68	1.25	to	1.40	5.96	to	6.12
HYS
	December 31, 2002	191,922	13.9684	to	28.4964	4,966,721	10.25	1.25	to	1.40	1.28	to	1.43
	December 31, 2001	210,540	13.7916	to	28.1079	5,348,864	9.55	1.25	to	1.40	0.34	to	0.49
MMS
	December 31, 2002	272,047	13.0814	to	19.0623	4,972,980	1.28	1.25	to	1.40	(0.12)	to	0.02
	December 31, 2001	325,307	13.0977	to	19.0672	6,014,197	5.49	1.25	to	1.40	2.34	to	2.49
MSS
	December 31, 2002	222,972	12.8695	to	30.7005	5,174,082	-	1.25	to	1.40	(27.01)	to	(26.90)
	December 31, 2001	270,865	17.6327	to	42.0215	8,646,994	-	1.25	to	1.40	(36.32)	to	(36.35)
TRS
	December 31, 2002	743,937	19.3048	to	34.7857	23,218,596	3.36	1.25	to	1.40	(7.02)	to	(6.88)
	December 31, 2001	883,331	20.7617	to	37.3739	29,650,897	3.57	1.25	to	1.40	(0.88)	to	(0.74)

* Represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME

(in thousands)

For the years ended December 31
	2002	2001 Restated	2000

Revenues

Premiums and annuity considerations	$ 20,285	$ 19,187	$ 17,810
Net investment income	74,847	21,276	11,821
Net realized investment (losses) gains	(7,265)	361	(3,079)
Fee and other income	11,686	8,142	9,753

Total revenues	99,553	48,966	36,305

Benefits and Expenses

Policyowner benefits	16,428	14,563	13,630
Interest credited	62,830	12,682	5,751
Other operating expenses	16,979	9,477	8,383
Amortization of deferred policy acquisition costs	8,157	5,137	5,844

Total benefits and expenses	104,394	41,859	33,608

(Loss) income before income tax expense	(4,841)	7,107	2,697

Income tax (benefit) expense	(1,710)	2,546	958

Net (loss) income	$ (3,131)	$ 4,561	$ 1,739

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in thousands)
ASSETS	December 31, 2002	December 31, 2001 Restated
Investments
Available-for-sale fixed maturities at fair value (amortized cost of
$1,496,857 and $1,039,792 in 2002 and 2001, respectively)	$ 1,539,156	$ 1,040,063
Mortgage loans	50,921	24,253
Policy loans	270	413
Short-term investments	6,390	17,757

Total investments	1,596,737	1,082,486

Cash and cash equivalents	157,563	59,188
Accrued investment income	19,800	14,713
Deferred policy acquisition costs	46,567	23,248
Deferred federal income taxes	-	11,901
Goodwill	37,788	35,314
Other assets	18,563	10,202
Separate account assets	514,749	665,571

Total assets	$ 2,391,767	$ 1,902,623

LIABILITIES

Future contract and policy benefits	$ 40,510	$ 39,919
Contractholder deposit funds and other policy liabilities	1,431,353	968,800
Deferred federal income taxes	5,525	-
Payable for investments purchased and loaned	73,474	-
Payable to affiliate	28,400	-
Other liabilities and accrued expenses	5,688	5,651
Separate account liabilities	514,749	665,571

Total liabilities	$ 2,099,699	$ 1,679,941

Commitments and contingencies - Note 15

STOCKHOLDERS' EQUITY

Common stock, $350 par value - 6,001 shares authorized;
6,001 shares issued and outstanding	$ 2,100	$ 2,100
Additional paid-in capital	239,963	194,963
Accumulated other comprehensive income (loss)	25,316	(2,201)
Retained earnings	24,689	27,820
Total stockholders' equity	$ 292,068	$ 222,682

Total liabilities and stockholders' equity	$ 2,391,767	$ 1,902,623

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31
	2002	2001 Restated	2000

Net (loss) income	$ (3,131)	$ 4,561	$ 1,739
Other comprehensive income (loss)
Net unrealized holding gains (losses) on available-for-sale
securities, net of tax and policyholder amounts	25,664	(2,623)	890
Reclassification adjustments of realized investment (gains)
losses into net income (loss)	1,853	(239)	1,043
Other comprehensive income (loss)	27,517	(2,862)	1,933

Comprehensive income	$ 24,386	$ 1,699	$ 3,672

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDERS' EQUITY

(in thousands)

For the years ended December 31

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholders'
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 1999	$ 2,000	$ 29,500	$ (1,272)	$ 26,220	$ 56,448

Net income				1,739	1,739
Other comprehensive income			1,933		1,933
Dividends to stockholder				(4,700)	(4,700)

Balance at December 31, 2000	2,000	29,500
661
				23,259	55,420

Acquisition of Keyport Benefit Life (November 1, 2001)	100	99,463			99,563
Net income				4,561	4,561
Other comprehensive loss			(2,862)		(2,862)
Capital Contribution		66,000			66,000

Balance at December 31, 2001 - Restated	2,100	194,963

(2,201)
				27,820	222,682

Net loss				(3,131)	(3,131)
Other comprehensive income			27,517		27,517
Capital Contribution		45,000			45,000

Balance at December 31, 2002	$ 2,100	$ 239,963	$ 25,316	$ 24,689	$ 292,068

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31

2002

2001 Restated

2000

Cash Flows From Operating Activities:

Net (loss) income

$ (3,131)

$ 4,561

$ 1,739

Adjustments to reconcile net (loss) income to net cash provided by

Operating activities:

Amortization of discount and premiums

11,281

47

7

Depreciation and amortization

209

-

-

Net realized (losses) gains on investments

7,265

(361)

3,079

Interest credited to contractholder deposit funds

62,830

12,682

5,751

Deferred federal income taxes

(6,261)

(26,726)

(1,154)

Changes in assets and liabilities:

Deferred acquisition costs

(26,537)

(477)

3,943

   Intangible assets

(2,474)

-

-

Accrued investment income

(5,087)

72

106

Net change in other assets and liabilities

100,246

11,622

1,208

Future contract and policy benefits

591

2,837

2,698

Net cash provided by operating activities

138,932

4,257

17,377

Cash Flows From Investing Activities:

Sales, maturities and repayments of:

Available-for-sale fixed maturities

995,278

79,710

51,688

Mortgage loans

6,103

7,172

3,177

Purchases of:

Available-for-sale fixed maturities

(1,466,958)

(183,328)

(42,546)

Mortgage loans

(32,770)

(4,630)

(3,809)

Net change in policy loans

143

128

(3)

Net change in short-term investments

11,367

(1,756)

(8,706)

Net cash used in investing activities

(486,837)

(102,704)

(199)

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS (Continued)

(in thousands)

For the years ended December 31

2002

2001 Restated

2000

Cash Flows From Financing Activities:

Deposits to contractholder deposit funds

$ 572,888

$ 85,705

$ 11,301

Withdrawals from contractholder deposit funds

(171,608)

(54,103)

(27,945)

Dividends paid to stockholder

-

-

(4,700)

Capital Contributions

45,000

66,000

-

Net cash provided by (used in) financing activities

446,280

97,602

(21,344)

Net change in cash and cash equivalents

98,375

(845)

(4,166)

Cash and cash equivalents, beginning of year

59,188

7,292

11,458

    Cash acquired from acquisition through  merger of Keyport Benefit Life Insurance Company

-

52,741

-

Cash and cash equivalents, end of year

$ 157,563

$ 59,188

$ 7,292

Supplemental Cash Flow Information

Income taxes paid

$ 3,292

$ 339

$ 701

Supplemental schedule of noncash investing and financing activities:

Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor") and Keyport Benefit Life Insurance Company ("KBL") were merged on December 31, 2002, with Sun NY Predecessor as the surviving company ("SLNY").  As terms of the merger, SLNY issued 4,001 additional shares of common stock in exchange for all the assets and liabilities of KBL.  Total book value of assets acquired and liabilities assumed were $1,869.3 million and $1,652.8 million, respectively, at December 31, 2002.  These financial statements give effect to this transaction as of November 1, 2001.

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

On October 9, 2002, Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor"), which was a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life U.S."), and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport"), an affiliate, filed an Agreement and Plan of Merger ("Merger Agreement") with the New York State Insurance Department.  On December 31, 2002 at 5:00 p.m., Sun NY Predecessor and KBL completed the merger.  Pursuant to the Merger Agreement, KBL merged with and into Sun NY Predecessor, with Sun NY Predecessor as the surviving company ("SLNY"), and SLNY issued 4,001 additional shares of common stock to Keyport in exchange for the assets and liabilities of KBL.  As a result of the additional common stock issuance, SLNY is now a subsidiary of both Keyport and Sun Life U.S., with Keyport owning 67% of the common stock of SLNY.  SLNY is licensed and authorized to write all the business that was previously being written by KBL and SLNY.  The merger has no effect on the existing rights and benefits of policyholders or contract holders from either company.  Keyport, KBL, Sun Life U.S., Sun NY Predecessor, and SLNY are, and at all times relevant to the merger were, indirectly wholly-owned subsidiaries of Sun Life Assurance Company of Canada ("SLOC"). SLOC is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.  SLNY is engaged in the sale of fixed and variable annuity contracts, group life, stop loss and group health insurance contracts.  These contracts are sold by insurance agents, some of who are registered representatives of national and regional stock brokerage firms and brokers.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2002 (in 000's):

KBL

SLNY

Surviving Entity

Total Revenues

$                    63,265

$               36,288

$          99,553

Total Expenditures

67,158

37,236

104,394

Pretax Loss

(3,893)

(948)

(4,841)

Net Operating Loss

$ (2,733)

$ (398)

$ (3,131)

Total Assets

$ 1,869,278

$ 522,489

$ 2,391,767

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," and SFAS  No. 142, "Goodwill and Other Intangible Assets".  Under SFAS No. 141 transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer.  The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of KBL (through the acquisition of Keyport) on October 31, 2001 by Sun Life Financial Services of Canada Inc. ("SLF"), a Canadian holding company and parent of SLOC.  In accordance with SFAS No. 142, effective January 1, 2002, Goodwill is no longer amortized and is instead tested for impairment on an annual basis.  In accordance with SFAS No. 142, SLNY has completed the required impairment tests of goodwill and indefinite-lived intangible assets and concluded that these assets are not impaired.  Goodwill is tested for impairment on an annual basis using the discounted cash flow method.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of November 1, 2001 (in thousands):

Assets:

Fixed-maturity securities

$ 809,972

Accrued investment income

12,438

Receivable for investments sold

2,041

Goodwill

35,314

Deferred taxes

13,931

Cash and cash equivalents

52,741

Other assets acquired

998

Separate account assets

218,677

Total assets acquired

1,146,112

Liabilities:

Policy liabilities

826,124

Other liabilities

1,748

Separate accounts

218,677

Total liabilities assumed

1,046,549

Net assets acquired

$ 99,563

In 2002, SLNY completed its valuation of certain assets acquired and liabilities assumed.  The revisions increased goodwill by $2.5 million, decreased deferred taxes by $1.9 million, decreased other liabilities by $47,000 and increased investments by $4.5 million.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for stock life insurance companies.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  The most significant estimates are those used in determining deferred policy acquisition costs ("DAC"), investment allowances and the liabilities for future policyholder benefits.  Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, SLNY may enter into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  SLNY evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short term bank participations.  All such investments have been purchased with maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Investments

SLNY accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."  At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity or available-for-sale.  In order for the securities to be classified as held-to-maturity, SLNY must have positive intent and ability to hold the securities to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums, and accretion of discounts.  Securities that do not meet this criteria are classified as available-for-sale.  Available-for-sale securities are carried at estimated fair value with changes in unrealized gains or losses reported net of policyholder related amounts and deferred income taxes in a separate component of other comprehensive income.  Fair values for publicly traded securities are obtained from external market quotations.  For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities, repayment, and liquidity characteristics.  SLNY does not engage in trading activities.  All of SLNY's fixed maturity securities are classified as available-for-sale.  All security transactions are recorded on a trade-date basis.

SLNY's accounting policy for impairment requires recognition of an other-than-temporary impairment charge on a security if it is determined that SLNY is unable to recover all amounts due under the contractual obligations of the security.  In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if SLNY does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale.  Once an impairment charge has been recorded, SLNY then continues to review the other-than-temporarily impaired securities for additional impairment, if necessary.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

Investment income is recognized on an accrual basis.  Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method.  When an impairment of a specific investment or a group of investments is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans are included in net realized investment gains and losses.

Interest income on loans is recorded on the accrual basis.  Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income.  Interest accruals are resumed on such loans only when they are brought fully current with respect to principle and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgement of management, the loans are estimated to be fully collectible as to both principal and interest.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses.  This amortization is reviewed quarterly and adjusted retrospectively by a cumulative charge or credit to current operations when SLNY revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income.  If such costs are determined to be unrecoverable, they are expensed at the time of determination.  Although realization of DAC is not assured, SLNY believes it is more likely than not that all of these costs will be realized.  The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits discussed above are reduced.

Other Assets

Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization.  Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Other Assets (continued)

Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Reinsurance receivables from reinsurance ceded are also included in other assets.

Policy liabilities and accruals

Future contract and policy benefits are liabilities for traditional life, health and annuity products.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.  The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency.  The assumptions used are based upon SLNY's experience and industry standards.

Contractholder deposit funds consist of policy values that accrue to the holders of investment-related products such as deferred annuities and guaranteed investment contracts.  The liabilities consist of net deposits and interest credited less administrative charges.  The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims.  These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Revenue and Expenses

Premiums for traditional individual life and annuity products are considered revenue when due.  Premiums related to group disability insurance are recognized as revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges.  Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than DAC, benefits and expenses related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives.  For investment-type contracts, benefits include death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Operating Expenses

Operating expenses primarily represent compensation, general and administrative expenses. Management believes intercompany expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if SLNY operated on a stand-alone basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

For the 2002 tax year, as in prior years, Sun NY Predecessor will participate in the consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.("SLOC U.S. Operations Holdings") and other affiliates.  Similarly for 2002, KBL will continue to be part of Keyport's consolidated federal income tax return.  Effective for the 2003 tax year, SLNY will file its tax return on a stand-alone basis.  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes."  These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

Separate Accounts

SLNY has established separate accounts applicable to various classes of contracts providing for variable benefits and they are generally not chargeable with liabilities that arise from any other business of SLNY.  Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities.  Contracts for which funds are invested in separate accounts include individual qualified and non-qualified variable annuity contracts.  Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements.  Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the policyholder.

Reclassification

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2002 presentation.

New Accounting Pronouncements

SLNY adopted SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. SLNY did not use derivative contracts during the years ended December 31, 2002, 2001 and 2000, and therefore adoption had no effect on SLNY's financial position or results of operations.

In July 2002, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Separate Accounts."  This SOP provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts.  SLNY is in the process of evaluating the provisions of this SOP and its impact to SLNY's financial position and results of operations.

In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45").  FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others.  This interpretation has no impact on SLNY.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities," to improve financial reporting by enterprises involved with variable interest entities.  This interpretation states that if a business enterprise has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity should be included in consolidated financial statements with those of the business enterprise.  This interpretation has no impact on SLNY because it does not maintain any involvement with variable interest entities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

SLNY has agreements with SLOC, Sun Life U.S. and its affiliates, which provide that SLOC and Sun Life U.S. will furnish to SLNY, as requested, personnel as well as certain investment and administrative services on a cost reimbursement basis.  Expenses under these agreements amounted to approximately $4.4 million, $3.8 million and $3.3 million for the years ended December 31, 2002, 2001 and 2000, respectively. Management believes intercompany expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if SLNY operated on a stand-alone basis.

No dividends were declared or paid during 2002 or 2001.  SLNY declared and paid dividends in the amount of $4.7 million to Sun Life U.S. during 2000.  See Note 14 for dividend restrictions information.

During December 2002, SLNY received $14.9 million of additional capital contributions from Sun Life U.S. and $30.2 million of additional capital contributions from Keyport.

During December 2001, KBL received $66.0 million of additional capital contributions from Keyport.

SLNY had $30.6 million due to related parties at December 31, 2002, and $0.6 million due from related parties as of December 31, 2002.

As more fully described in Note 7, SLNY has been involved in several reinsurance transactions with SLOC.

As more fully described in Note 8, SLNY participates in a pension plan and other post-retirement benefits sponsored by Sun Life U.S.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities were as follows (in 000's):

December 31, 2002

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

(Losses)

Value

Available-for-sale fixed maturities:

Non-Corporate Securities

Asset backed and mortgage backed securities

$ 320,944

$ 8,353

$ (2,822)

$ 326,475

Foreign government & agency securities

6,475

434

-

6,909

States & political subdivisions

-

-

-

-

U.S. treasury & agency securities

66,623

1,220

-

67,843

Total Non-Corporate Securities

394,042

10,007

(2,822)

401,227

Corporate Securities

Basic industry

34,613

1,737

(6)

36,344

Capital goods

37,601

2,533

(1)

40,133

Communications

88,324

3,703

(472)

91,555

Consumer cyclical

122,135

6,021

(91)

128,065

Consumer noncyclical

42,335

1,653

(683)

43,305

Energy

65,877

3,553

(346)

69,084

Finance

406,505

17,055

(2,414)

421,146

Industrial other

22,950

1,300

(15)

24,235

Technology

8,457

423

(175)

8,705

Transportation

53,816

2,947

(1,593)

55,170

Utilities

220,202

7,397

(7,412)

220,187

Total Corporate Securities

1,102,815

48,322

(13,208)

1,137,929

Total available-for-sale fixed maturities

$ 1,496,857

$ 58,329

$ (16,030)

$ 1,539,156

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (continued)

December 31, 2001 - Restated

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

(Losses)

Value

Available-for-sale fixed maturities:

Non-Corporate Securities

Asset backed and mortgage backed securities

$ 260,745

$ 1,034

$ (3,089)

$ 258,690

Foreign government & agency securities

16,366

342

(42)

16,666

States & political subdivisions

-

-

-

-

U.S. treasury & agency securities

33,955

167

(75)

34,047

Total Non-Corporate Securities

311,066

1,543

(3,206)

309,403

Corporate Securities

Basic industry

25,673

1,182

(624)

26,231

Capital goods

22,084

390

(169)

22,305

Communications

94,592

1,207

(935)

94,864

Consumer cyclical

85,968

789

(842)

85,915

Consumer noncyclical

59,312

597

(385)

59,524

Energy

49,696

80

(796)

48,980

Finance

231,105

5,313

(2,316)

234,102

Industrial other

11,698

96

(245)

11,549

Technology

8,023

213

-

8,236

Transportation

37,938

270

(747)

37,461

Utilities

102,637

799

(1,943)

101,493

Total Corporate Securities

728,726

10,936

(9,002)

730,660

Total available-for-sale fixed maturities

$ 1,039,792

$ 12,479

$ (12,208)

$ 1,040,063

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (Continued)

The amortized cost and estimated fair value by maturity periods for fixed maturities are shown below (in 000's). Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or SLNY may have the right to put or sell the obligations back to the issuers.

December 31, 2002

Amortized Cost

Fair Value

Maturities of available-for-sale fixed securities:

Due in one year or less

$ 97,069

$ 97,959

Due after one year through five years

623,403

643,846

Due after five years through ten years

356,199

369,097

Due after ten years

99,242

101,779

Subtotal

1,175,913

1,212,681

Asset-backed securities

320,944

326,475

Total

$ 1,496,857

$ 1,539,156

Gross gains of $5.6 million, and $3.3 million and gross losses of $8.5 million, and $2.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2002 and 2001, respectively.

Fixed maturities with an amortized cost of approximately $1.0 million and $0.4 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2002, 98% of SLNY's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies.  During 2002, 2001 and 2000 SLNY incurred realized losses totaling $4.6 million, $0.6 million and $1.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.  During 2002, $0.2 million of the 2001 losses were recovered and are included in realized gains.  During 2001, $0.6 million of the 2000 losses were recovered and were included in realized gains. SLNY has discontinued the accrual of income on several of its holdings for issuers that are in default.  The termination of accrual accounting on these holdings reduced income by $98,000, $75,000 and $50,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Mortgage loans

SLNY invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

SLNY monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management's judgement, the mortgage loan's value has been impaired, appropriate losses are recorded.   SLNY had no restructured or impaired mortgage loans at December 31, 2002 and 2001, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (Continued)

Mortgage loans comprise the following property types and geographic regions in (000's):

December 31,

Property Type:

2002

2001 - Restated

Office building

$ 22,828

$ 6,508

Residential

-

1,060

Retail

11,967

9,865

Industrial/warehouse

11,258

3,600

Other

4,949

3,301

Valuation allowance

(81)

(81)

Total

$ 50,921

$ 24,253

December 31,

Geographic region:

2002

2001 - Restated

Arizona

$ 2,434

$ 2,524

California

5,571

1,550

Delaware

8,944

-

Florida

3,744

1,003

Georgia

-

1,060

Indiana

1,834

1,894

Maryland

3,096

3,301

Michigan

511

549

New York

7,561

2,951

Ohio

1,159

1,217

Pennsylvania

8,830

1,986

Texas

641

668

Utah

1,980

1,538

Virginia

1,160

1,200

Wisconsin

-

1,610

Other

3,537

1,283

Valuation allowance

(81)

(81)

Total

$ 50,921

$ 24,253

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (Continued)

At December 31, 2002, scheduled mortgage loan maturities were as follows (in 000's):

2003

$ -

2004

3,792

2005

2,538

2006

-

2007

18,195

Thereafter

26,396

Total

$ 50,921

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

SLNY has made commitments of mortgage loans on real estate and other loans into the future.  The outstanding commitments for these mortgages amount to $0.7 million and $0.5 million at December 31, 2002 and 2001, respectively.  The fair value of the outstanding commitments is not material to the Company.

4. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following (in 000's):

2002

2001 - Restated

2000

Fixed maturities

$ (2,641)

$ 983

$ (1,611)

Mortgage loans

-

(81)

-

Short-term investments

3

9

-

Write-down of fixed maturities

(4,627)

(550)

(1,468)

Total

$ (7,265)

$ 361

$ (3,079)

5. NET INVESTMENT INCOME

Net investment income consisted of the following (in 000's):

2002

2001 - Restated

2000

Fixed maturities

$ 72,786

$ 19,024

$ 9,490

Mortgage loans

2,640

2,374

2,432

Policy loans

24

33

43

Other

115

41

45

Gross investment income

75,565

21,472

12,010

Less: Investment expenses

718

196

189

Net investment income

$ 74,847

$ 21,276

$ 11,821

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of SLNY's financial instruments at December 31, 2002 and 2001 (in 000's):

December 31, 2002

December 31, 2001 - Restated

Carrying

Estimated

Carrying

Estimated

Amount

Fair Value

Amount

Fair Value

Financial assets:

Cash and cash equivalents

$ 157,563

$157,563

$ 59,188

$ 59,188

Fixed maturities

1,539,156

1,539,156

1,040,063

1,040,063

Mortgages

50,921

56,717

24,253

25,743

Policy loans

270

270

413

413

Short-term investments

6,390

6,390

17,757

17,757

Separate account assets

514,749

514,749

665,571

665,571

Financial liabilities:

Contractholder deposit funds

$ 1,431,353

$ 1,374,908

$ 968,800

$ 917,776

Separate account liabilities

$ 514,749

$ 514,749

$ 665,571

$ 665,571

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest. The fair values of short-term bonds are estimated to be amortized cost.  The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes.  For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics.  The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans are stated at unpaid principal balances, which approximate fair value.

The fair values of SLNY's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

7. REINSURANCE

SLNY has an agreement with SLOC whereby SLOC reinsures the mortality risks of SLNY's group life insurance contracts.  Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.  The agreement provides that SLOC will reinsure the mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.

SLNY has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows (in 000's):

For the Years Ended December 31,

2002

2001

2000

Insurance premiums:

Direct

$ 25,900

$ 22,158

$ 21,484

Ceded - Affiliated

4,133

1,842

2,696

Ceded - Non-affiliated

1,482

1,129

978

Net Premiums

$ 20,285

$ 19,187

$ 17,810

Insurance and other individual policy benefits, and claims:

Direct

$ 19,644

$ 19,525

$ 17,903

Ceded - Affiliated

2,858

4,565

3,855

Ceded - Non-affiliated

358

397

418

Net policy benefits and claims

$ 16,428

$ 14,563

$ 13,630

SLNY is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim.  Management believes that any liability from this contingency is unlikely.  However, to limit the possibility of such losses, SLNY periodically evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

8.  RETIREMENT PLANS

PENSION PLAN

SLNY participates in a non-contributory defined benefit pension plan that is sponsored by Sun Life U.S., which is directly liable for the related obligations.  Benefits under all plans are based on years of service and employees' average compensation. SLNY is allocated a portion of the pension plan expenses.  The allocated expenses were $14,000, $13,000 and $52,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

SLNY participates in a 401(K) plan sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible at date of hire.  Under the plan, employer contributions are matched up to a specified amount of the employee's contributions to the plan.  The SLNY portion of this employer contribution was $15,700, $6,200 and $8,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, Sun Life U.S. sponsors a plan that provides certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for SLNY, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.  SLNY is allocated a portion of other post-retirement benefit plans expenses.  The allocated expenses were $11,000, $10,000 and $11,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

9. FEDERAL INCOME TAXES

Sun NY Predecessor is included in the consolidated federal income tax return of SLOC U.S. Operations Holdings, and KBL is included as a part of Keyport's consolidated federal income tax return, as previously described in Note 1.  Federal income taxes are calculated as if SLNY was filing a separate federal income tax return.  A summary of the components of federal income tax expense in the statements of income for the years ended December 31, was as follows (in 000's):

2002

2001 - Restated

2000

Federal income tax expense (benefit):

Current

$    (6,258)

$          535

$ 2,112

Deferred

4,548

2,011

(1,154)

Total

$ (1,710)

$ 2,546

$ 958

Federal income taxes attributable to the operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. SLNY's effective rate differs from the federal income tax rate as follows (in 000's):

2002

2001 - Restated

2000

Expected federal income tax expense (benefit)

$ (1,695)

$ 2,550

$ 944

Other

(15)

(4)

14

Federal income tax expense

$ (1,710)

$ 2,546

$ 958

The net deferred income tax liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of SLNY's deferred tax assets and liabilities as of December 31 was as follows (in 000's):

2002

2001 - Restated

Deferred tax assets:

Investments, net

$ -

$ 1,205

Actuarial liabilities

13,479

9,546

Deferred policy acquisition costs

-

236

Other

492

914

Total deferred tax assets

13,971

11,901

Deferred tax liabilities:

Investments, net

(13,131)

-

Deferred policy acquisition costs

(6,365)

-

Total deferred tax liabilities

(19,496)

-

Net deferred tax assets/(liabilities)

$ (5,525)

$ 11,901

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

9. FEDERAL INCOME TAXES (Continued)

SLNY makes payments under certain tax sharing agreements.  Sun NY Predecessor had cash payments to Sun Life U.S. for federal income taxes of approximately $3.3 million and $0.3 million, for the years ended December 31, 2002 and 2001, respectively.  Similarly, KBL had cash payments to Keyport for federal income taxes of approximately $0.6 million and $0 for the years ended December 31, 2002 and 2001, respectively.

SLNY's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits.  Sun NY Predecessor and KBL are currently under audit by the IRS for the years 1998 through 2000 and 1999 through October 31, 2001, respectively.  In SLNY's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on SLNY's financial statements.  However, the amounts of these tax liabilities could be revised in the future if estimates of SLNY's ultimate liability are revised.

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):

2002

2001

Balance at January 1

$ 23,615

$ 20,574

Less reinsurance recoverable

(6,078)

(5,067)

Net balance at January 1

17,537

15,507

Incurred related to:

Current year

12,062

11,354

Prior years

(1,946)

(786)

Total incurred

10,116

10,568

Paid losses related to:

Current year

(6,660)

(5,446)

Prior years

(3,320)

(3,092)

Total paid

(9,980)

(8,538)

Balance at December 31

24,294

23,615

Less reinsurance recoverable

(6,621)

(6,078)

Net balance at December 31

$ 17,673

$ 17,537

SLNY regularly updates its estimates of liabilities for unpaid claims and claims adjustments expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability line of business.  Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

11. DEFERRED POLICY ACQUISITION COSTS

The following illustrates the changes to the DAC asset (in 000's):

2002

2001 - Restated

Balance at January 1

$ 23,248

$ 23,799

Acquisition costs deferred

31,994

5,614

Amortized to expense during year

(8,157)

(5,137)

Adjustment for unrealized investment gains

during year

(518)

(1,028)

Balance at December 31

$ 46,567

$ 23,248

12. SEGMENT INFORMATION

SLNY conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing-related activities.  Each segment was defined consistent with the way results are evaluated by the chief operating decision-maker.  Net investment income is allocated based on segmented assets by line of business.  SLNY does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment markets and administers both individual fixed and variable annuity products.

Group Protection

The Group Protection segment markets and administers group life insurance, stop loss insurance, long-term disability and short-term disability products.  These products are sold to employers that provide group benefits for their employees.

Individual Protection

The only Individual products offered are conversions from the group life products.

Corporate

The Corporate segment includes the unallocated capital of SLNY and items not otherwise attributable to the other segments.  Management evaluates the results of the operating segments on an after-tax basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

12. SEGMENT INFORMATION  (Continued)

The following amounts pertain to the various business segments (in 000's):

Year ended December 31, 2002

Wealth

Group

Individual

Management

Protection

Protection

Corporate

Totals

Total Revenues

$ 77,917

$ 20,181

$ 422

$ 1,033

$99,553

Total Expenditures

89,093

15,630

350

(679)

104,394

Pretax Income (Loss)

(11,176)

4,551

72

1,712

(4,841)

 Net Operating
Income (Loss)

(7,493)

3,195

51

1,116

(3,131)

Total Assets

$ 2,339,351

$ 34,946

$ 1,282

$ 16,188

$ 2,391,767

Year ended December 31, 2001 - Restated

Total Revenues

$ 27,466

$ 19,407

$ 229

$ 1,864

$ 48,966

Total Expenditures

24,876

15,930

898

155

41,859

Pretax Income (Loss)

2,590

3,477

(669)

1,709

7,107

 Net Operating
Income (Loss)

1,919

2,641

(489)

490

4,561

Total Assets

$ 1,851,291

$ 37,728

$ 1,267

$ 12,337

$ 1,902,623

Year ended December 31, 2000

Total Revenues

$ 20,066

$ 17,194

$ 224

$ (1,179)

$ 36,305

Total Expenditures

18,033

15,350

301

(76)

33,608

Pretax Income (Loss)

2,033

1,844

(77)

(1,103)

2,697

 Net Operating
Income (Loss)

1,307

1,199

(50)

(717)

1,739

Total Assets

$ 711,141

$ 30,514

$ 1,040

$ 10,677

$ 753,372

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

13. REGULATORY FINANCIAL INFORMATION

SLNY is required to file quarterly and annual statements with the Insurance Department of the State of New York prepared on an accounting basis prescribed or permitted by the State of New York (statutory basis).  Statutory net income and capital stock and surplus differ from net income and shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

SLNY's statutory surplus and net income (loss) were as follows (in thousands):

Year ended December 31,

2002

2001 - Restated

2000

Statutory surplus and capital

$162,669

$133,305

$ 39,560

Statutory net (loss) income

(16,547)

(13,073)

2,589

Effective January 1, 2001, the  Insurance Department of the State of New York required that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviation prescribed or permitted by the State of New York Superintendent of Insurance.

The State of New York has adopted certain prescribed accounting practices that differ from those found in the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001.  Specifically, paragraphs 5 through 11 and paragraphs 17 through 19 of Statement of Statutory Accounting Principle ("SSAP") No. 10, Income Taxes, were not adopted.  In addition, all requirements related to deferred tax assets and deferred tax liabilities in paragraphs 20 and 21 of SSAP No. 10 were not adopted.  The impact of not applying SSAP No. 10 in its entirety was a decrease in SLNY's statutory surplus of $2.1 million and $1.7 million for the years ended December 31, 2002 and 2001, respectively.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles in the statutory financial statements. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.  As a result of these changes, SLNY reported a change in accounting principle in its statutory financial statements, as an adjustment that increased unassigned funds (surplus), of $62,400 as of January 1, 2001.  This adjustment is due to the valuation of SLNY's obligation for post-retirement benefits other than pensions on a NAIC basis as of January 1, 2001.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

14. DIVIDEND RESTRICTIONS

SLNY's ability to pay dividends is subject to certain restrictions. The State of New York has enacted laws governing the payment of dividends to stockholders by insurers.  These laws affect the dividend paying ability of SLNY.

On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of:  (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent.  No dividends were declared or paid during 2002 and 2001.  Dividends in the amount of $4.7 million were declared and paid during 2000 to Sun Life U.S.  These dividends were approved by the Board of Directors and the State of New York Insurance Department.

15. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies.  Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

Litigation

SLNY is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition of SLNY.

Lease Commitments

SLNY leases various facilities and equipment under non-cancelable operating leases with terms of up to 10 years.  As of December 31, 2002, minimum future lease payments under such leases are as follows (in 000's):

2003

274

2004

182

Total

$ 456

Total rental expense for the years ended December 31, 2002, 2001 and 2000 was $1.1 million, $0.5 million and $0.4 million, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying balance sheet of Sun Life Insurance and Annuity Company of New York as of December 31, 2002, and the related statements of income, comprehensive income, stockholders' equity and cash flows for each of the three years then ended.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2002 financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2002, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 1 to the financial statements, on December 31, 2002, Sun Life Insurance and Annuity Company of New York merged with Keyport Benefit Life Insurance Company.  The Companies became affiliates on November 1, 2001 as a result of the acquisition of Keyport Benefit Life Insurance Company's parent by Sun Life Insurance and Annuity Company of New York's ultimate parent.  The merger of Sun Life Insurance and Annuity Company of New York and Keyport Benefit Life Insurance Company was accounted for at historical cost as required by Statement of Financial Accounting Standards No. 141 "Business Combinations" for transfers of assets among affiliates.  The balance sheet of Sun Life Insurance and Annuity Company of New York as of December 31, 2001 and the related statements of income, stockholders' equity, comprehensive income and cash flows for the year then ended have been restated to give effect to the merger as of November 1, 2001.

The balance sheet of Sun Life Insurance and Annuity Company of New York as of December 31, 2001 presents the combination of the financial statements of Sun Life Insurance and Annuity Company of New York (predecessor basis) and Keyport Benefit Life Insurance Company.  Such individual financial statements were audited before the applicable effects of the changes described in the preceding paragraph.  Our report on the predecessor balance sheet of Sun Life Insurance and Annuity Company of New York expressed an unqualified opinion as to the conformity with accounting principles generally accepted in the United States of America.  The balance sheet of Keyport Benefit Life Insurance Company as of December 31, 2001 was audited by other auditors and their report on the financial statements expressed an adverse opinion as to the conformity with accounting principles generally accepted in the United States of America and an unqualified opinion as to the conformity with statutory accounting principles.  We have audited the adjustments that were applied to restate the 2001 balance sheet of Keyport Benefit Life Insurance Company to reflect the effects of the changes for the adoption of accounting principles generally accepted in the United States of America and the adjustments to give effect to the merger as described in Note 1.  In our opinion, such adjustments are appropriate and have been properly applied.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2003


PART C

OTHER INFORMATION


Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)

The following Financial Statements are included in this Registration Statement:

A.

Condensed Financial Information -- Accumulation Unit Values (Part A)

B.

Financial Statements of the Registrant (Part B)

1.

Statement of Condition, December 31, 2002;

2.

Statement of Operations, Year Ended December 31, 2002;

3.

Statements of Changes in Net Assets, Years Ended December 31, 2002 and 2001;

4.

Notes to Financial Statements; and

5.

Independent Auditors' Report.

C.

Financial Statements of the Depositor:

1.

Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 2002 and 2001;

2.

Statements of Operations, Years Ended December 31, 2002, 2001 and 2000;

3.

Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2002, 2001 and 2000;

4.

Statements of Cash Flow, Years Ended December 31, 2002, 2001 and 2000;

5.

Notes to Financial Statements; and

6.

Independent Auditors' Report.

(b)

The following Exhibits are incorporated in this Registration Statement by reference unless otherwise indicated:

(1)

Resolution of the Board of Directors of the depositor dated December 3, 1984, authorizing the establishment of the Registrant (Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-05037);

(2)

Not applicable;

(3) (a)

Marketing Coordination Agreement between the Depositor, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. (Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-05037);

(b)(i)

Specimen Sales Operations and General Agent Agreement (Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-05037);

(b)(ii)

Specimen Broker-Dealer Supervisory and Service Agent Agreement (Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-05037);

(b)(iii)

Specimen Broker-Dealer Supervisory and Service Agent Agreement (Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-05037);

(4)

Form of Flexible Payment Deferred Combination Variable and Fixed Annuity Contract (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-19765, filed April 23, 1998);

(5)

Form of Application used with the variable annuity contract filed as Exhibit (4) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-19765, filed April 23, 1998);

(6)

Declaration of Intent and Charter and the By-Laws of the Depositor (Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-05037);

(7)

Not Applicable;

(8)

Not Applicable;

(9)

Previously filed;

(10) (a)

Consent of Independent Auditors*;

(b)

Representation of Counsel*;

(11)

None;

(12)

Not Applicable;

(13)

Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-19765, filed April 23, 1998);

(14)

Not applicable;

(15)

Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 33-41629, filed April, 2001);

(16)

Organizational Chart (Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on Form N-4, File Nos. 333-01043, 811-07543, filed on February 26, 2003.)


* Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and

Principal Positions and Officers

Business Address

With Depositor

Donald A. Stewart

Director

150 King Street West

Toronto, Ontario

Canada M5H 1J9

C. James Prieur

Chairman and Director

150 King Street West

Toronto, Ontario

Canada M5H 1J9

James A. McNulty, III

Director

12 Wild Holly Lane

Medfield, MA 02052

David D. Horn

Director

257 Lake Street

P.O. Box 24

New Vineyard, ME 04956

Donald B. Henderson, Jr.

Director

125 West 55th Street

New York, NY 10019

Peter R. O'Flinn

Director

125 West 55th Street

New York, NY 10019

Fioravante G. Perrotta

Director

4231 Crayton Road

Naples, FL 34103

S. Caesar Raboy

Director

220 Boylston Street

Boston, MA 02110

Robert C. Salipante

President & Director

One Sun Life Executive Park

Wellesley Hills, MA 02481

Barbara Z. Shattuck

Director

Shattuck Hammond Partners LLC

630 Fifth Avenue, Suite 2950

New York, NY 10019

William W. Stinson

Director

1001 13th Avenue S.W.

Calgary, Alberta

Canada T2R 0L5

David K. Stevenson

Director

359 Grove Street

Needham, MA 02492

James C. Baillie

Director

Torys

Suite 300, Maritime Life Tower

Toronto, Ontario MSK 1N2

Claude A. Accum

Vice President and Chief Actuary

One Sun Life Executive Park

Wellesley Hills, MA 02481

Michael E. Shunney

Vice President, Group Insurance

One Sun Life Executive Park

Wellesley Hills, MA 02481

James M.A. Anderson

Vice President, Investments

One Sun Life Executive Park

Wellesley Hills, MA 02481

Peter F. Demuth

Vice President and Chief Strategy and

One Sun Life Executive Park

Business Development Officer

Wellesley Hills, MA 02481

Ellen B. King

Assistant Vice President and Senior Counsel and

One Sun Life Executive Park

Secretary

Wellesley Hills, MA 02481

Davey S. Scoon

Vice President & Chief Administrative and

One Sun Life Executive Park

Financial Officer & Treasurer

Wellesley Hills, MA 02481

Philip K. Polkinghorn

Vice President, Annuities

112 Worcester Street

Wellesley Hills, MA 02481

Nancy L. Conlin

Vice President and Chief Counsel

One Sun Life Executive Park

Wellesley Hills, MA 02481

Janet V. Whitehouse

Vice President, Human Resources &

One Sun Life Executive Park

Administrative Services

Wellesley Hills, MA 02481


Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Sun Life Assurance Company of Canada (U.S.) is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc.


The organization chart of Sun Life Assurance Company of Canada is incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 42 to the Registration Statement on Form N-4, file Nos. 333-01043, 811-07543, filed February 26, 2003.


None of the companies listed in such Exhibit 6 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

Item 27. NUMBER OF CONTRACT OWNERS


As of April 4, 2003, there were 656 qualified and 146 non-qualified Contracts issued by the Depositor with respect to the securities registered pursuant to this Registration Statement.


Item 28. INDEMNIFICATION

Article 5, Section 5.6 of the By-laws of Sun Life Insurance and Annuity Company of New York, a copy of which was filed as Exhibit A.(6)(b) to the Registration Statement of the Registrant on Form N-8B-2 (File No. 811-4183), provides for indemnification of directors, officers and employees of Sun Life Insurance and Annuity Company of New York.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly- owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, Sun Life (N.Y.)

Variable Accounts A and C and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.


Name and Principal

Positions and Officers

Business Address*

with Underwriter

Jane Wolak

President

Davey S. Scoon

Treasurer and Director

James M.A. Anderson

Director

James A. McNulty, III

Director

George E. Maden

Secretary and Clerk

William T. Evers

Assistant Secretary and Clerk

Norton A. Goss, II

Vice President & Chief Compliance Officer

Michael L. Gentile

Vice President

John E. Coleman

Vice President

Imants Saksons

Vice President

Nancy C. Atherton

Tax Officer

------------------------

* The principal business address of all directors and officers of the principal underwriter, except for Ms. Wolak, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Ms. Wolak is 112 Worcester Street, Wellesley Hills, MA 02481.

      (c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 122 East 42nd Street, Suite 1900, New York, New York 10017, at the offices of Sun Life Assurance Company of Canada (U.S.) at One Copley Place, Boston Massachusetts 02116 and One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the office of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

      Not applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)   To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)   To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d) Representation with respect to Section 26(e) of the Investment Company Act of 1940.

Sun Life Insurance and Annuity Company of New York represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by Registrant.

SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on the 24th day of April, 2003.

 SUN LIFE (N.Y.)
 VARIABLE ACCOUNT B
(Registrant)

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Depositor)

By:

/s/ ROBERT C. SALIPANTE

Robert C. Salipante, President & Director

Attest: /s/ EDWARD M. SHEA

Edward M. Shea

Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated.

Signature

Title

Date

/s/ ROBERT C. SALIPANTE

President and Director

April 24, 2003

-----------------------------------------

Robert C. Salipante

(Principal Executive Officer)

/s/ DAVEY S SCOON

Vice President & Chief Administrative and

April 24, 2003

------------------------------------------

Financial Officer & Treasurer

Davey S. Scoon

(Principal Financial and Accounting Officer)

/s/ EDWARD M. SHEA

Attorney-in-Fact for:

April 24, 2003

-------------------------------------------

Edward M. Shea

C. James Prieur, Chairman and Director

Donald A. Stewart , Director

Donald B. Henderson, Jr., Director

Peter R. O'Flinn, Director

Fioravante G. Perrotta, Director

David K. Stevenson, Director

James C. Baille, Director

David D. Horn, Director

James A. McNulty, III, Director

S. Caesar Raboy, Director

William W. Stinson, Director


EXHIBITS

10(a) Independent Auditor's Consent

10(b) Representation of Counsel